Filed pursuant to Rule 497(e)
                                                         File Nos. 333-28399 and
                                                                   811-08239


                         SUPPLEMENT DATED JUNE 19, 2000
                     TO THE ULTRASECTOR PROFUNDS PROSPECTUS
                               DATED JUNE 19, 2000


         ProFund Advisors LLC, the investment adviser of the UltraSector ProFunds (the "Adviser"), will determine, at its discretion, when an UltraSector Profund will be open for investment. The Adviser currently considers an initial investment of $5 million to be sufficient to warrant the opening of an UltraSector ProFund. However, the Adviser, in its discretion, may consider an initial investment of a lesser amount to be appropriate for such purpose. This supplement to the Prospectus contains information regarding each UltraSector ProFund, and should be retained together with the Prospectus for future reference.

         As of June 19, 2000, the following UltraSector ProFunds are open for investment:

Biotechnology UltraSector ProFund
Energy UltraSector ProFund
Financial UltraSector ProFund
Healthcare UltraSector ProFund
Internet UltraSector ProFund
Real Estate UltraSector ProFund
Semiconductor UltraSector ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
Wireless Communications UltraSector ProFund

         As of June 19, 2000, the following UltraSector ProFunds are not open for investment:

Basic Materials UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Industrial UltraSector ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Utilities UltraSector ProFund